March 14, 2008

DREYFUS VARIABLE INVESTMENT FUND
-International Equity Portfolio

Supplement to Statement of Additional Information
Dated May 1, 2007

     The following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     On March 4, 2008, Jonathan Bell became the fund’s primary portfolio manager. Mr. Bell has been employed in various investment management capacities by Newton Capital Management since 1995. He currently serves as the firm’s Director of Investment Management (Global Equities).

Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 5, 2008:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

Jonathan Bell	1	$83.2 m	1	$1.4b	9*	$4.5b

     *Six of the funds or accounts are subject to a performance-based advisory fee with assets of $2.6billion.

     The dollar range of International Equity Portfolio shares beneficially owned by the primary portfolio manager is as follows as of March 5, 2008:

Dollar Range of Portfolio
Portfolio Manager	Shares Beneficially Owned

Jonathan Bell	None